Exhibit 10.1

September 5, 2008

Mr. Carl E. Berg

Berg & Berg Enterprises, LLC

10050 Bandley Dr.

Cupertino, CA  95014

Re:  Amendment to Promissory Notes

Dear Mr. Berg:

Valence Technology, Inc. (the “Company”) and Berg & Berg Enterprises, LLC (“Berg & Berg”), are currently parties to two promissory notes: (a) the Promissory Note dated June 26, 2008 (the “June 26 Note”) and (b) the Promissory Note dated July 23, 2008 (the “July 23 Note,” and collectively with the June 26 Note, the “Original Notes”).  Pursuant to this letter, the Company and Berg & Berg agree to amend the Original Notes to: (a) extend the maturity date of the June 26 Note from August 15, 2008 to November 15, 2008; (b) extend the maturity date of the July 23 Note from September 15, 2008 to November 15, 2008; and (c) delete the fourth paragraph of each of the Original Notes.

This letter shall serve as Amendment No. 1 to both the June 26 Note and the July 23 Note.

Kindly indicate your acceptance of the amendments described above by signing and returning the enclosed copy of this letter.

Sincerely,

VALENCE TECHNOLOGY, INC.

		By:	/s/ Roger Williams
Roger Williams
Vice President and General Counsel
ACCEPTED AND AGREED:

BERG & BERG ENTERPRISES, LLC

By:	/s/ Carl E. Berg
Carl E. Berg, Managing Member

Valence Technology, Inc.  12201 Technology Blvd. Suite 150, Austin, TX 78727

Tel: 512-527-2900, Fax: 512-527-2910